SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

NEW YORK MORTGAGE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Avenue of the Americas

New York, New York 10019

(Address and zip code of

principal executive offices)

Registrant's telephone number, including area code: (212) 634-9400

Item 2.02. Results of Operations and Financial Condition.

This Current Report on Form 8-K and the exhibit attached hereto are being furnished by New York Mortgage Trust, Inc. (the "Company") pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the three and nine months ended September 30, 2004.

On November 9, 2004, the Company issued a press release announcing its financial results for the three and nine months ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto), shall not be deemed "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being furnished herewith this Current Report on Form 8-K.
99.1	Press Release dated November 9, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 10, 2004

New York Mortgage Trust, Inc.

(Registrant)

By: /s/ Michael I. Wirth

Executive Vice President and

Chief Financial Officer

EXHIBIT INDEX
Exhibit	Description
99.1	Press Release dated November 9, 2004.